Vontobel Annual Report to Shareholders 1998




Vontobel U.S. Value Fund
Vontobel International Equity Fund
Vontobel Eastern European Equity Fund
Vontobel International Bond Fund
Vontobel Emerging Markets Equity Fund
Vontobel Eastern European Debt Fund


A series of Vontobel Funs, Inc.
A "Series" Investment Company

VONTOBEL U.S. VALUE FUND
ANNUAL REPORT 1998

Dear Shareholder:

     At December 31st, 1998, the fund's closing Net Asset Value stood at $16.73, and net assets totaled $200,462,868, vs. $203,119,627 at year-end 1997. In 1998, the fund produced a total return of 14.70%, significantly trailing the S&P 500's total return of 28.72%. On November 20th, the fund paid a per-share distribution of $1.26 in ordinary income and short-term capital gains and $0.80 in long-term capital gains to shareholders of record as of November 16th.

     1998 was at various times boring, frustrating and irritating, but rarely satisfying. It was both boring and frustrating in the first half of the year when the market climbed relentlessly upward for months while we examined idea after idea and rejected most new names because of too generous price or inadequate quality. Meanwhile, the fund's cash position, large at the start of the year, grew even larger, as solid gains among steady growers such as Johnson & Johnson, Coca-Cola, McDonald's, and Wrigley enticed us to reduce or eliminate positions in those names. It got more interesting, but remained frustrating, in late summer and early fall when we finally got what we were hoping for - cheaper stock prices in the form of a good old stock market crash - but were unable to decline less than the market, despite the substantial cash position, partly because of our large exposure to insurance stocks at a time when banks and all financials were being indiscriminately cast off and partly because the average stock in the U.S. equity market took a much more severe beating than the market index. In late fall to yearend we experienced irritation as stocks lurched back from fear to greed and made a V-like recovery led partly by the technology and internet sectors - two areas where we generally elect not to invest because we find few companies that meet our investment criteria, which are heavily weighted toward predictability and free cash flow. Insofar as we derive satisfaction from beating the benchmark S&P 500 index, the year was unsatisfactory.

     We take only limited consolation in knowing that few money managers did manage to beat the benchmark in 1998: the average U.S. stock fund returned 14.6% last year, and the median return for large-capitalization value managers was 12.0%. Indeed, the S&P 500 trounced not only most active money managers, but also far outdistanced the Dow Jones Industrial Average, which provided an 18.2% average return last year, and the New York Stock Exchange Composite Index, which gained 16.6% before dividends. What's more, the average stock within the S&P 500 rose only 13%, a number that helps to explain the performance of the average stock mutual fund.

     What happened last year? Because the index is capitalization-weighted, price changes in large-cap stocks influence the performance of the index far more than price changes in small-cap issues. ("Capitalization" refers to the number of shares outstanding multiplied by the price per share.) A leading brokerage house noted in January that the largest 100 stocks within the index accounted for almost 85% of the total return generated by the index! Investors focused on size and momentum in 1998 - the larger the market cap, and the higher the price/earnings ratio, the better the performance. Another brokerage firm recently observed that the gap between the trailing 12-month returns of the largest 20 stocks and the rest of the market (the other 480 stocks) is the greatest in over 30 years. When TV's talking heads refer to a "narrow market" and "poor breadth", it is this sort of market behavior they're talking about.

     Some of the Nifty Twenty that propelled the market were Pfizer, Merck, Intel, Dell, Cisco and Microsoft. Part of the rationale for the Nifty Twenty so vastly outperforming the rest of the market is that many of them appeared to offer near certain earnings growth at a time when the "Asian contagion" phenomenon called earnings growth for the market at large into question. Witness the numerous earnings warnings we have heard from the likes of Boeing, Caterpillar, Coke, Disney and others, as well as general concerns that expectations for U.S. corporate profits for 1999 may be too high. While it may make some intuitive sense to jump on the "guaranteed" growth stock bandwagon in this environment, we have a number of reservations. Regarding pharma, we sold Johnson & Johnson, the last of our pharma holdings, at $82 this past summer and Baxter at $52 somewhat earlier. It's been over a year since we sold Pfizer and have not found much value in the drug sector for some time. It's not that we don't like the business or the companies - it's just that we can't justify the prices the market is assigning for estimated growth.

     Our only technology holding is Dallas Semiconductor, a modest 2% of the fund. We have never had much of a weighting in technology stocks, principally because of the extremely competitive business environment, the rapid pace of technological change, and in many cases the high level of capital investment required just to maintain earnings. The spectacular rise in internet stocks in 1998, a group in which we are even less likely to participate, merely added salt to our wounds.1 Also, a general question we might pose to owners of the Nifty Twenty is how the group can be expected to grow earnings in the mid- to upper-teens and enjoy significant unit volume growth at a time when inflation and pricing in the overall economy are punk and GDP growth is slowing.

     The good news deriving from 1998's narrow market is that, while skeptical of the valuations of the Nifty Twenty and therefore "the market" as a whole, we find ourselves more positive on certain of the other 480 stocks in the market that rose far less than the market's near-29% increase in 1998. Several of the fund's holdings are, we believe, significantly undervalued, and offer the sort of safety of principal and a satisfactory return potential that are the cornerstones of prudent long-term investing. The fund's large overweight in insurance brings to mind the overweighting in bank stocks earlier in the decade. Like the banks earlier, it seems that most insurers are being tarred with the same brush - investors are treating the group as if all insurers are the same and as if the industry's current problems are insoluble. The Standard & Poor's Insurance (Property and Casualty) Group lost 8.2% of price value last year, and the Multiline Insurance, Insurance Brokers, and Insurance (Life/Health) groups also performed poorly relative to the S&P 500 index. The fund's holdings in AIG, Chubb, Mercury General, Provident, and the other insurers to which we've committed shareholder capital represent investments we've made with confidence. The group's current out-of-favor status strikes us as not surprising, given the market's current emphasis on growth, momentum and all things internet. The insurers owned within the fund have managed well in an adverse industry environment characterized by fierce price competition and falling investment yields. They will turn out even better operating results in a less challenging environment. There is value there, and we're confident that that value will eventually be realized in the market.

     The two newspaper companies whose shares are held have turned in excellent operating results of late, but the market seems not to care, particularly in the case of Knight-Ridder, whose shares closed today lower than they were at the start of 1998. Eventually here, too, value will out. While these words may provide cold comfort to those who focus solely on our 1998 (and early 1999) performance relative to the high-flying S&P index, we urge our shareholders to take a longer view. We can't predict what the market or the fund will do over any single month, or even year, but we can predict that strict adherence to a disciplined investment style will provide safety of principal and a satisfactory return over an investment timeframe that is likely to encompass both irrational exuberance and unbridled fear.


Edwin Walczak, Fund Manager
Mark Robertson, Associate Fund Manager
January 28, 1999


--------
1.)   Warren Buffett recently noted that if he were a professor at a business school he would give an exam challenging his students to compute a value for any of the internet stocks; anyone who handed in an answer would automatically be given a failing grade because, he believes, it is impossible to value the stocks. Because one of the world's greatest investors thinks the group is unanalyzable, however, does not mean the stocks cannot double or triple in price in a matter of months, weeks, days, or, as we've seen in early 1999, hours.)

(Graph goes here)


Date             US VALUE       S&P 500
03/30/90        $10,000.00     $10,000.00
12/31/90         $9,010.85      $9,714.00
12/31/91        $12,370.63     $12,270.00
12/31/92        $14,343.49     $12,817.00
12/31/93        $15,205.24     $13,722.00
12/31/94        $15,215.10     $13,510.78
12/31/95        $21,355.82     $18,588.13
12/31/96        $25,900.56     $22,857.66
12/31/97        $34,878.04     $30,482.98
12/31/98        $39,883.00     $39,195.00

                        Schedule of Portfolio Investments
                                December 31, 1998

Number
  of                                                     Market
Shares        Security Description                        Value
--------      ------------------------                  ----------


              COMMON STOCK:                 81.19%

              BANKING:                       0.56%
 76,669       California Center Bank*                   $1,130,868
                                                        ----------

              ELECTRONIC                     2.18%
              COMPU-SEMICONDUCTOR:
107,300       Dallas Semiconductor Corp.                 4,372,475
                                                        ----------

              INSURANCE - DISABILITY:       13.80%
227,500       Provident Companies Inc.                   9,441,250
312,000       UNUM Corp.                                18,213,000
                                                        ----------
                                                        27,654,250
                                                        ----------

              INSURANCE-DIVERSIFIED:        19.93%
219,800       American International Group              21,238,174
351,600       Esg Re Limited*                            7,119,900
515,425       Old Republic International Corp.          11,597,063
                                                        ----------
                                                        39,955,137
                                                        ----------

              INSURANCE-PROPERTY/CASUALTY:  22.34%
275,300       Chubb Corp.                               17,860,088
168,800       Commerce Group                            5,981,850
286,000       Mercury General Corp.                     12,530,375
211,350       Orion Capital                             8,414,371
                                                        ----------
                                                        44,786,684
                                                        ----------

              OTHER FINANCIAL:              9.44%
255,724       Federal National Mortgage Assn.           18,923,576
                                                        ----------

              PAINT & RELATED PRODUCTS      3.24%
148,500       Sherwin Williams                          4,362,188
 57,050       Valspar Corp.                             2,128,678
                                                        ----------
                                                        6,490,866
                                                        ----------

              PUBLISHING AND BROADCAST:     8.69%
134,800       Gannett Co.                               8,694,600
170,600       Knight Ridder Inc.                        8,721,925
                                                        ----------
                                                        17,416,525
                                                        ----------

              RESTAURANTS:                  1.01%
 26,400       McDonald's Corp.                          2,022,900
                                                        ----------

              Total Investments:
              (Cost: $151,511,157)**        81.19%     162,753,281
              Other assets, net             18.81%      37,709,587
                                            -----       ----------
              NET ASSETS                   100.00%    $200,462,868
                                           =======     ===========

 * Non-income producing
** Cost for Federal income tax purposes is $151,511,157 and net unrealized appreciation consists of:


              Gross unrealized appreciation            $15,888,387
              Gross unrealized depreciation             (4,646,263)
                                                        ----------
              Net unrealized appreciation              $11,242,124
                                                        ==========



See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of
$151,511,157)  (Note 1& 3)                             $162,753,281
Cash                                                     37,388,929
   Receivables:
      Dividends receivable               $156,907
      Investments sold                    208,390
      Capital stock sold                  336,968
                                         ---------
                                                            702,265
   Deferred organizational costs                             18,282
   Other assets                                             182,104
                                                         -----------
TOTAL ASSETS                                            201,044,861
                                                         -----------

LIABILITIES
Payables:
   Capital stock redeemed                389,356
   Investment management fees            146,169            535,525
                                        ---------
Accrued expenses                                             46,468
                                                         -----------
TOTAL LIABILITIES                                           581,993
                                                         ===========

NET ASSETS                                             $200,462,868
                                                         ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
($200,462,868 / 11,983,398 shares outstanding)               $16.73
                                                         ===========


At December 31, 1998 there were 50,000,000
shares of $.01 par value stock authorized
and components of net assets are:
   Paid in capital                                     $188,834,750
   Net unrealized appreciation on investments            11,242,124
   Accumulated net realized gain on investments             385,994
                                                         -----------
   Net Assets                                          $200,462,868
                                                         ===========


See Notes to Financial Statements

STATEMENT OF OPERATIONS
Year ended December 31, 1998
-------------------------------------------------------------------------

Investment Income

Income:
  Interest                                            $3,254,406
  Dividend                                             1,988,339
                                                      ----------
  Total income                                                      $5,242,745
                                                                    ----------

Expenses:
   Investment management fees (Note 2)                 1,903,694
   Recordkeeping and administrative services (Note 2)    498,208
   Shareholder servicing and reports (Notes 2)           319,269
   Transfer agent fees                                   308,075
   Custodian and accounting fees (Note 3)                 83,721
   Filing and registration fees (Note 2)                  56,799
   Legal and audit fees                                   37,304
   Organizational costs                                   18,130
   Other                                                  10,691
                                                      -----------
   Total expenses                                                   3,235,891
   Custody credits (Note 3)                                          (26,959)
   Management fee waiver (Note 2)                                    (22,500)
                                                                    ----------

   Expenses, net                                                    3,186,432
                                                                    ----------
   Net investment income                                            2,056,313
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
   Net realized gain on investments                                29,341,209
   Net change in unrealized appreciation on investments           (4,007,234)
                                                                  ------------
   Net gain on investments                                         25,333,975
                                                                  ------------
   Net increase in net assets resulting from operations           $27,390,288
                                                                  ============

See Notes to Financial Statements

Statement of Changes in Net Assets

                                                                      Years ended
                                                                       December 31
                                                                  ----------------------


                                                                  1998              1997
OPERATIONS
   Net investment income                                      $ 2,056,313      $   723,976
   Net realized gain on investments                            29,341,209       20,634,950
   Change in unrealized appreciation of investments            (4,007,234)       8,708,910
                                                                 ---------        ---------
   Net increase in net assets resulting from operations         27,390,288       30,067,836
operations

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($.16 and $.10 per share, respectively)(1,357,295)        (687,957)
   Net realized gain from investment transactions
    transactions ($1.90 and $1.88 per share, respectively)     (16,117,877)     (12,944,667)
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
    resulting from capital share transactions*                 (12,571,875)     117,132,758
                                                                -----------      -----------
   Net increase (decrease) in net assets                        (2,656,759)     133,567,970
   Net assets at beginning of year                             203,119,627       69,551,657
                                                                -----------      -----------

NET ASSETS at the end of year                                 $200,462,868     $203,119,627
                                                               ===========     ============


*A summary of capital share transactions follows:




                                         Years ended December 31,
                                  1998                               1997
                          -----------------                ----------------------
                        Shares          Value                 Shares         Value
Shares sold           15,954,466      $270,442,839          12,326,479   $203,031,416
Shares reinvested
 from distributions    1,043,131         6,283,273             703,536     11,509,842
Shares redeemed      (17,313,425)     (299,297,987)         (5,777,581)   (97,408,500)
                      ===========     ============          ==========    ===========
Net increase (decrease) (315,828)     $(12,571,875)          7,252,434   $117,132,758
                         ========       ===========          =========    ==========



See Notes to Financial
Statements

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------


                                                              Years ended December 31,
                                                         ------------------------------------
                                                         1998     1997    1996    1995     1994
Per Share Operating Performance performance
Net asset value, beginning of year                      $16.51   $13.78  $13.25  $10.26   $12.64
                                                        ------   ------   -----   ------   -----
Income from investment operations
   Net investment income                                  0.22     0.10    0.17    0.05     0.09
   Net realized and unrealized gain (loss) on
     investments                                          2.06     4.61    2.65    4.09    (0.08)
                                                         ------   ------  -----   ------   -----
Total from investment operations                          2.28     4.71    2.82    4.14     0.01
                                                         ------   ------  -----   ------   -----
Less distributions
   Distributions from net investment income              (0.16)   (0.10)  (0.19)  (0.04)   (0.23)
   Distributions from realized gain on investments       (1.90)   (1.88)  (2.10)  (1.11)   (2.16)
                                                         ------   ------  -----   ------    -----
Total distributions                                      (2.06)   (1.98)  (2.29)  (1.15)   (2.39)
                                                          -----    -----   -----   -----    -----

Net asset value, end of year                             $16.73   $16.51  $13.78  $13.25   $10.26
                                                         ======   ======   =====  ======    =====
Total Return                                             14.70%   34.31%  21.28%  40.36%    0.02%

Ratios/Supplemental Data
Net assets, end of year (000's)                        $200,463 $203,120 $69,552 $55,103  $29,852
Ratio to average net assets-(A)
   Expenses -(B)                                          1.46%    1.61%   1.48%   1.65%    1.62%
   Expenses-net(C)                                        1.45%    1.58%   1.43%   1.50%    1.62%
   Net investment income                                  0.93%    0.72%   0.63%   0.38%    0.76%

Portfolio turnover rate                                 122.71%   89.76% 108.36%  95.93%   98.90%


(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .01% in 1998, 0.02% in 1997, 0.04% in 1996 and 0.06% in 1995.
(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997, 1996 and 1995 which were offset by custodian fee credits; prior to 1995 custodian fee credits reduced expense ratios.
(C) Expense ratio-net reflects the effect of the custodian fee credits, the Fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--Vontobel U.S. Value Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of
significant   accounting  policies  consistently  followed  by  the  Fund.  The policies are in conformity with generally accepted accounting principles.

The investment objective of the fund is to seek to achieve long-term capital returns in excess of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is generally on a first-in, first-out basis. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. Reorganization costs assumed in the acquisition of Centurion Growth Fund on December 24, 1994 amounted to $90,899 and are being amortized over a period of five (5) years.

E. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc. ("VUSA") provides investment services for an annual fee of 1.00% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. VUSA will reimburse the Fund, to the extent of its advisory fee, to limit the Fund's aggregate annual operating expenses (excluding taxes, brokerage commissions and amortization of organization expenses), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale.

As  provided  in  the   Administrative   Agreement,   the  Fund  reimbursed
Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $504,371 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $186,812 for its services for the year ended December 31, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES--Purchases and sales of securities other than short-term notes aggregated $196,250,455 and $170,767,124, respectively. The custodian has provided credits in the amount $26,959 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Value Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 22, 1999

VONTOBEL INTERNATIONAL EQUITY FUND
ANNUAL REPORT 1998


Dear Shareholder:

     In 1998 Vontobel International Equity Fund produced a total return of 16.77%, vs. the 20.0% total return of the MSCI EAFE Index and the 16.43% average return of the 585 international equity funds tracked by Lipper Analytical Services. For the 3- and 5-year periods ending December 31st, the fund ranked within the 17th and 31st percentiles of the Lipper universe of 316 and 149 funds, respectively.

     At December 31st, 1998, the fund's closing Net Asset Value stood at $20.18, and net assets totaled $162,080,238, vs. $160,820,998 at year-end 1997. On December 10th, the fund paid a per-share distribution of $0.96 in long-term capital gains to shareholders of record as of December 2nd.

     Whereas the fund's underweight in Asia contributed to its outperformance of the benchmark in the first half, it accounted for its relative underperformance in the second half, as the Asian markets, particularly Japan, rallied in the fourth quarter. The spillover effect from the Russian debacle hit the European markets much more than it did Japan since the potential financial and economic repercussions were perceived to be much higher for Europe. The fund's lack of exposure to Japan's banking sector also hurt relative performance vis-a-vis the benchmark in the fourth quarter.

     While benchmark risk inflicts occasional short-term pain, for us the greater risk is in owning firms that destroy shareholder value instead of creating it. We still don't want to own Japanese banks. Their revenues are highly geared to the domestic economy, which continues to be weak. Last year's company failures and bankruptcies in the manufacturing sector exceeded the record set in 1984. The longer it takes for a full-scale resolution of the bad debt problem, the greater the risk that currently strong borrowers end up as victims. Japan has only five Moody's triple A-rated firms left. So much for safety. Our stock selection process keeps us out of firms with weak balance sheets. We pay a lot of attention to debt levels, preferring to own firms that have high interest-coverage ratios, like Credit Saison, Nintendo, Takeda Chemical and Fuji Photo. Within our investable universe we have a number of Japanese stocks that have excellent investment characteristics, both from an operational and financial standpoint. That has led us to own such market leaders in their respective industries as Bridgestone, a tire producer, or Murata and Rohm, electronic component producers. These firms focus on their core business, and have produced good results in terms of their returns on capital, year after year. Unlike the majority of Japanese firms, they don't require us to speculate as to whether they're going to have to streamline their operations or strain for greater efficiency.

     In Europe, following our investment discipline of buying good businesses at the right price, we took advantage of the market downdraft in Europe to increase or add positions in a number of high-quality stocks, like Heineken, Getronics, Rentokil, WPP, HSBC, Scor and Zurich-Allied, all of which were trading between 25%-40% below our calculation of their intrinsic value. To effect this shift in country allocation, we used residual cash and reduced Japan by about 4% of total assets, for a year-end weighting in that market of 18%, vs. 23.5% at the end of 1997. As a result of our bottom-up strategy to commit efforts to the most attractive companies in our investable universe, our weighting in Europe had risen to 75% by year end, vs. 65% at the end of 1997.

     Our core positions in Europe -- like Aegon, Axa, Scor, Allianz,  BMW, Valeo
(CGIP), Heineken, Getronics -- all have the same characteristics, a strong franchise in their respective industries, a proven record of competing internationally, strong balance sheets--little or no debt--and valuations close to their respective intrinsic values. Our concern is always to be invested in firms that have the ability to pay both interest and principal out of cash flow. Any change in this ability may signal difficulties, such as occurred at Adidas and EMI during 1998, which caused us to sell both. Outside the euro-zone, some of our prominent holdings are first, in Switzerland, Swiss Re, the world's second-largest reinsurance company, Roche and Novartis, world leaders in pharma both trading at discounts to their intrinsic values, Rentokil and Compass in the UK, and Assa Abbloy in Sweden, firms that have proved themselves for decades long before the euro. We believe that all of our holdings, in Europe as well in Japan, have substantial upside potential to be rerated on a discounted cash flows basis.

     For currency management, we employ an active strategy, hedging the US dollar value of the portfolio in periods of dollar strength. We were hedged against the Swiss franc, German mark and French franc during the first half and against the Japanese yen until October, removing our hedges as the dollar weakened in the second half. In accordance with our investment process, the euro has now replaced the German mark. Purely technical analysis has its limits, but we find it a useful tool for reducing the volatility of the fund.

     As our longtime shareholders are aware, our investment process keeps us out of companies that have high levels of debt, that are deeply cyclical, that have low barriers to entry and that produce inconsistent financial results. We invest only in companies whose historical record gives us a sufficient level of confidence. This approach has led our shareholders to own the same companies for long periods of time, on average four years.

Fabrizio Pierallini
Fund Manager
January 19, 1999

GRAPH GOES HERE]

                   INTERNATIONAL
                    EQUITY FUND               EAFE
07/06/90             $10,000.00           $10,000.00
12/31/90             $ 8,708.79           $ 8,564.00
12/31/91             $10,343.09           $ 9,401.00
12/31/92             $10,096.62           $ 8,096.00
12/31/93             $14,216.18           $10,570.00
12/31/94             $13,460.83           $11,395.53
12/31/95             $14,927.15           $12,672.97
12/31/96             $17,461.60           $13,438.45
12/31/97             $19,066.32           $13,677.79
12/31/98             $27,674.00           $16,412.00

             SCHEDULE OF PORTFOLIO INVESTMENTS
             DECEMBER 31, 1998



Number of                                            Market
Shares       Security Description                    Value
---------    -------------------------             --------
             Common Stock:           95.61%

             Belgium:                 1.17%
  6,700      Barco Nv Npv (Diversified)                               $1,889,890
                                                                      ----------



             Denmark:                 0.57%
 15,050      Bang & Olufsen Holding (Electronics)                        919,631
                                                                         -------



             Finland:                 0.91%
 10,000      Nokia ADR (Telecommunications)                            1,204,375
  5,000      Pohjola Group Insurance B Shares (Multi-line Insurance)     274,246
                                                                         -------
                                                                       1,478,621
                                                                       ---------

             France:                 11.50%
 25,000      Axa S.A. (Multi-line Insurance)                           3,621,892
 10,666      BIC (Office Supplies)                                       591,390
 37,000      CGIP (Metal Processors/Fabrication)                       2,038,276
 42,000      Dassault Systems SA (Computer Software)                   1,973,422
  2,600      L'OREAL (Cosmetics)                                       1,878,734
  8,500      LVMH Louis Vuitton/Moet Hennessy (Diversified)            1,681,452
 45,000      Scor (Reinsurance)                                        2,973,976
 13,000      Societe Generale (Banking)                                2,104,274
 17,315      Total SA (Oil/Gas)                                        1,752,869
                                                                       ---------
                                                                       8,616,285
                                                                       ---------

             Greece:                  0.64%
 10,000      Alpha Credit Bank (Banking)                               1,042,586
                                                                       ---------


             Germany:                 6.86%
  4,839      Alliance AG (Multi-line Insurance)                        1,773,357
  1,400      Bayerische Motoren Werke (Automobile)                     1,085,740
    419      Bayerische Motoren Werke New (Automobile)                   310,373
  7,000      Ckag Colonia Konzern AG (Insurance)                         793,522
 20,000      Mannesmann AG (Machinery)                                 2,291,198
     88      Munchener Ruckversicherung Wts 6/02/03 (Reinsurance)          4,091
  2,588      Munchener Ruckversicherung (Reinsurance)                  1,252,671
  7,550      SAP AG (Computer Software)                                3,600,996
                                                                       ---------
                                                                      11,111,948
                                                                      ----------

             Great Britain:          18.02%
 15,949      British Petroleum PLC Sponsored ADR* (Petroleum)          1,515,155
110,000      Capita Group PLC (Human Resources)                        1,013,097
 87,135      CGU PLC (Multi-line Insurance)                            1,374,698
334,000      Compass Group PLC (Food)                                  3,814,625
130,000      Dixons Group (Retail)                                     1,828,363
150,000      Hays PLC (Diversified)                                    1,321,648
 78,000      HSBC Holdings (Banking)                                   2,095,485
150,348      Lloyds TSB Group PLC (Banking)                            2,142,038
228,040      Misys PLC (Computer Services)                             1,675,645
 83,959      Provident Financial Group PLC (Funancial)                 1,232,471
564,000      Rentokil Initial PLC (Diversified)                        4,255,106
 40,381      Schroders PLC (Banking)                                     737,774
268,560      Siebe PLC (Diversified)                                   1,055,896
 65,000      Viridian Group PLC (Utilities-Electric)                     785,591
100,000      Vodafone Group PLC (Telecommunications)                   1,625,876
210,000      WPP Group (Advertising)                                   1,274,268
 33,000      Zeneca Group PLC (Pharmaceutical)                         1,438,451
                                                                       ---------
                                                                      29,186,187
                                                                      ----------

             Ireland:                 5.19%
200,306      Allied Irish Banks PLC (Banking)                          3,569,746
 75,000      Bank Of Ireland (Banking)                                 1,670,089
 29,821      CRH PLC (Construction)                                      505,674
 30,328      CRH PLC (Construction)                                      524,009
 26,200      Elan Corporation ADR * (Medical Products)                 1,822,538
 68,260      Greencore Group (Food-Processing)                           306,393
                                                                         -------
                                                                       8,398,449
                                                                       ---------

             Netherlands:             9.92%
19,209       Aegon NV ADR (Multi-line Insurance)                       2,348,300
33,108       Aegon NV (Multi-line Insurance)                           4,063,997
45,000       ASM Lithography Holdings NV * (Electronics)               1,374,946
20,000       Getronics NV (Computer Services)                            990,089
27,000       Heineken NV (Beverages)                                   1,624,065
32,000       ING Groep NV (Banking)                                    1,950,368
22,000       Philips Electronics (Electronics)                         1,475,551
50,241       Vedior NV (Human Resources)                                 989,512
51,195       Vendex NV (Diversified)                                   1,242,663
                                                                       ---------
                                                                      16,059,491
                                                                      ----------

             Portugal:                0.63%
 5,000       Telecel Comunicacaoes Pessoais SA (Telecommunications)    1,021,056
                                                                       ---------


             Spain:                   0.93%
20,000       Banco Popular Espanol SA (Banking)                        1,508,817
                                                                       ---------


             Sweden:                  6.29%
150,000      ABB AB - B Shares (Engineering)                           1,594,825
68,700       Assa Abloy Series 'B' (Metal Processors/Fabrication)      2,632,944
76,666       Astra AB * (Pharmaceutical)                               1,563,904
61,000       Bure Investment AB (Financial)                              867,263
33,000       Hennes & Mauritz AB (Retail)                              2,700,817
66,000       OM Gruppen AB (Financial)                                   832,276
                                                                         -------
                                                                      10,192,029
                                                                      ----------

             Switzerland:            11.87%
 21,000      Credit Suisse Group (Banking)                             3,290,097
345,000      Credit Suisse Wts * (Banking)                               510,347
  1,250      Nestle AG (Food)                                          2,723,530
    500      Novartis AG (Pharmaceutical)                                983,750
  1,000      Pharma Vision * (Pharmaceutical)                            706,843
     75      Roche Holdings AG (Pharmaceutical)                        1,359,487
    410      Roche Holdings Genusscheine (Pharmaceutical)              5,007,360
  1,000      Swiss Reinsurance (Reinsurance)                           2,609,487
  2,750      Zurich Allied AG (Multi-line Insurance)                   2,038,002
                                                                       ---------
                                                                      19,228,903
                                                                      ----------

             Hong Kong:               1.22%
271,400      Dah Sing Financial Services (Financial Services)            658,568
180,000      Sun Hung Kai Properties (Real Estate)                     1,312,665
                                                                       ---------
                                                                       1,971,233
                                                                       ---------

             Japan:                  17.98%
100,500      Bank Of Tokyo-Mitsubishi Ltd. (Banking)                   1,041,220
115,000      Bridgestone Corporation (Tire and Rubber)                 2,612,016
 82,750      Credit Saison Co. (Financial)                             2,040,722
 70,000      Fuji Photo Film Co.(Consumer Goods)                       2,603,383
 39,000      Hoya Co. (Glass Products and Electronics)                 1,899,407
 30,000      Ito-Yokado Co. Ltd.(Diversified)                          2,098,644
 26,500      Murata Manufacturing Co. Ltd. (Electronics)               1,100,549
 25,000      Nintendo Co. Ltd. (Consumer Goods)                        2,424,068
    300      NTT Data Communications Systems (Telecommunications)      1,490,304
 34,000      Rohm Co. Ltd. (Electronics)                               3,098,025
 23,000      Sony Corp. (Audio/Video Products)                         1,676,170
100,000      Takeda Chemical Industries (Medical/Drugs)                3,851,944
 60,000      Tokyo Broadcasting System, Inc. (Broadcasting)              671,034
 38,000      Tokyo Electron Ltd. (Electronics)                         1,443,549
220,000      Yasuda Fire & Marine Insurance (Insurance)                1,059,772
                                                                       ---------
                                                                      29,110,807
                                                                      ----------

             Malaysia:                0.38%
300,000      Malayan Banking Berhad (Banking)                            607,895
                                                                         -------


             Singapore:               1.53%
620,000      Jardine Strategic Holdings Ltd. (Diversified)               899,000
145,000      Singapore Press Holdings Ltd. (Publishing)                1,581,818
                                                                       ---------
                                                                       2,480,818
                                                                       ---------

             Total Investments:
             (Cost:  $111,246,362)**                95.61%           154,824,646
             Other assets, net                       4.39%             7,108,447
                                                     ----              ---------
             Net Assets                             100.00%         $161,933,093
                                                    ======          ============

*  Non-income producing
** Cost for Federal income tax purposes is $111,246,362 and net unrealized appreciation consists of:

             Gross unrealized appreciation                           $48,449,789
             Gross unrealized depreciation                           (4,871,505)
                                                                     ----------
             Net unrealized appreciation                             $43,578,284
                                                                     ===========


ADR--Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

DECEMBER 31, 1998
INDUSTRY PERCENTAGE BASED ON NET ASSETS


BANKING /FINANCIAL                    17%
INSURANCE                             15%
ENGINEERING/ELECTRONICS               15%
CONSUMER GOODS                        13%
PHARMACEUTICALS                       10%
DIVERSIFIED                            9%
COMPUTER SOFTWARE/SERVICES             5%
MISCELLANEOUS/OTHER                    6%
AUTOMOTIVE/MACHINERY                   4%
OIL/GAS                                2%
                                       -
                                      96%
OTHER ASSETS, NET                      4%
                                        -

NET ASSETS                           100%
                                     ===

Statement of Assets and Liabilities
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified cost of
   $111,246,362)(Notes 1 & 3)                                       $154,824,646
Cash (including foreign currencies)                                    6,212,849
Receivables:
  Capital stock sold                                  304,720
  Dividends and interest                              206,048
  Investments sold                                    949,277
                                                      -------
                                                                       1,460,045
Other assets                                                              23,998
                                                                          ------
TOTAL ASSETS                                                         162,521,538
                                                                     -----------

LIABILITIES
  Payables:
   Investment management fees                         121,029
   Capital stock redeemed                             214,020
                                                      -------
                                                                         335,049
   Accrued expenses                                                      253,396
                                                                         -------
   TOTAL LIABILITIES                                                     588,445
                                                                         -------

NET ASSETS                                                          $161,933,093
                                                                    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($161,933,093  /  8,024,740 shares outstanding)                           $20.18
                                                                          ======

At December 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $118,352,723
  Net unrealized gain on  investments and currency transactions       43,580,370
                                                                      ----------
  Net Assets                                                        $161,933,093
                                                                    ============


See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
Income:
 Interest                                         $    253,915
 Dividend (Net of foreign tax withheld
  of $245,212)                                       2,122,995
                                                      ---------

 Total income                                                      $  2,376,910
                                                                   ------------

Expenses:
 Investment management fees (Note 2)                 1,505,510
 Recordkeeping and administrative services (Note 2)    394,391
 Custodian and accounting fees (Note 3)                168,658
 Shareholder servicing and reports (Note 2)             94,734
 Transfer agent fees (Note 2)                           87,270
 Legal and audit fees                                   44,358
 Filing and registration fees (Note 2)                  33,093
 Other                                                  6,869
                                                        -----
 Total expenses                                                        2,334,883
 Custody credits (Note 3)                                               (64,790)
                                                                    ------------
  Expenses, net                                                        2,270,093
                                                                    ------------
 Net investment income                                                   106,817
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                    14,952,306
  Net realized gain on foreign currency
   conversions and forward currency contracts                          1,222,278
  Change in unrealized appreciation
   on investments and foreign currencies                              10,265,830
                                                                    ------------
  Net gain on investments                                             26,440,414
                                                                    ------------
  Net increase in net assets
    resulting from operations                                       $ 26,547,231
                                                                    ============


See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                        --------------------------------
                                            1998              1997
                                            ----              ----
OPERATIONS
 Net investment income (loss)             $106,817          ($269,659)

 Net realized gain on investments and
   foreign currency transactions        16,174,584         11,288,347

 Net unrealized appreciation of
   investments and currencies           10,265,830          2,518,629
                                        ----------         ---------

 Net increase in net assets resulting
   from operations                      26,547,231         13,537,317

DISTRIBUTIONS TO SHAREHOLDERS FROM

Net realized gain from investment
   transactions($0.96 and $1.78 per
   share, respectively)                 (7,497,265)       (14,484,891)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net
assets resulting from capital share
transactions*                          (17,937,871)         10,058,821
                                       -----------          ----------
 Net increase in net assets              1,112,095           9,111,247

 Net assets at beginning of year       160,820,998         151,709,751
                                       -----------         -----------

NET ASSETS at end of year             $161,933,093        $160,820,998
                                      ============        ============

*A summary of capital share transactions follows:

                                      Years ended December 31,
                                      ------------------------
                               1998                              1997
                               ----                              ----
                      Shares             Value           Shares        Value
                      ------             -----           ------        -----

Shares sold         10,169,780        $205,066,242      2,418,086   $46,636,966
Shares reinvested
 from distributions    366,109           6,999,999        703,496    13,035,788
Shares redeemed    (11,371,833)       (230,004,112)    (2,586,904)  (49,613,933)
                   -----------        ------------     ----------   -----------
Net increase
 (decrease)           (835,944)       ($17,937,871)       534,678    $10,058,821
                      ========        ============        =======    ===========


See Notes to Financial Statements


Financial Highlights
For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------


                                              Years ended December 31,
                                              ---------------------------

                                          1998     1997    1996    1995    1994
                                          ----     ----    ----    ----    ----
Per Share Operating Performance

Net asset value, beginning of year       $18.15  $18.22  $17.13  $16.23  $17.22
                                         ------  ------  ------  ------  ------
Income from investment operations-
  Net investment income (loss)             0.01  (0.03)    0.03    0.16    0.01

  Net realized and unrealized gain (loss)
    on investments                         2.98   1.74     2.85    1.61   (0.92)
                                           ----   ----     ----    ----    -----

  Total from investment operations         2.99   1.71     2.88    1.77   (0.91)


Less distributions-
  Distributions from net investment income 0.00   0.00    (0.03)  (0.17)  (0.08)
  Distributions from realized gains       (0.96) (1.78)   (1.76)  (0.70)   0.00
                                          -----  -----    -----   -----    ----
  Total distributions                     (0.96) (1.78)   (1.79)  (0.87)  (0.08)
                                          -----  -----    -----   -----   -----

Net asset value, end of year             $20.18  $18.15    $18.22  $17.13 $16.23
                                         ======  ======    ======  ====== ======

Total Return                            16.77%   9.19%    16.98%  10.91% (5.28%)


Ratios/Supplemental Data

Net assets, end of year (000's)     $161,933 $160,821 $151,710 $130,505 $138,174

Ratio to average net assets-
  Expenses (A)                            1.40%   1.56%     1.60%   1.63%  1.54%
  Expenses-net (B)                        1.36%   1.50%     1.39%   1.53%  1.54%
  Net investment income (loss)            0.06%  (0.17%)    0.15%   0.41%  0.08%
  Portfolio turnover rate                41.51%  38.45%    54.58%  68.43% 34.04%


(A) Expense ratio has been increased to include additional custodian fees since 1995 which were offset by custodian fee credits. Prior to 1995, custodian fee credits reduced expense ratios.

(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT  ACCOUNTING  POLICIES--The Vontobel International Equity
Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Europe and the Pacific Basin.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.


D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.


As  provided  in  the   Administrative   Agreement,   the  Fund  reimbursed
Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $328,563 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $57,650 for its services for the year ended December 31, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $66,471,820 and $86,343,091, respectively. The Custodian has provided credits in the amount of $64,790 against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

NOTE 4-SECURITIES LENDING--At December 31, 1998, securities valued at $18,300,000 were on loan to brokers. For collateral, the Fund received shares of a short-term global investment trust valued at $19,100,000. Income from securities lending amounted to $12,273 for the year ended December 31, 1998. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel International Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vontobel International Equity Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Tait, Weller and Baker
Philadelphia, Pennsylvania
January 22, 1999

VONTOBEL EASTERN EUROPEAN EQUITY FUND
ANNUAL REPORT 1998

Dear Shareholder:

     At December 31st, 1998, the fund's closing Net Asset Value stood at $8.14, and net assets totaled $36,404,450, vs. $139,408,405 at year-end 1997. In 1998, the fund lost 46.62%, vs. the -21.84% loss of Nomura Research Institute's Composite Index-11 and the average -26.83% return of the 169 emerging markets equity funds tracked by Lipper Analytical Services. The fund made no year-end distributions of income and capital gains.

     1998 was an exceedingly difficult year for Eastern European equity markets, buffeted by the Asian crisis, political crises in Russia and the Czech Republic, and finally the Russian devaluation and debt default that sent the region into a tailspin. The fourth quarter saw advances in all major markets, but they were woefully insufficient to wipe out the losses of the turbulent second and third quarters. The year-end rally was fueled by interest rate cuts in Hungary, Poland and the Czech Republic, the general feeling that markets were cheap and, mostly, by the rebound in Western markets. All the markets in our universe posted negative US dollar returns last year: Prague (-8%), Warsaw (-12%), Budapest (-25%), Moscow (-88%).

     The relative outperformance of the Czech market is a consequence of the lack of interest of foreign investors in this market due to economic and political controversies, low liquidity, lack of progress on the corporate restructuring front, and dubious enforcement of securities regulations. Some of the biggest Czech corporations, like Skoda Plzen and Chemapol, are virtually in bankruptcy. This catastrophic situation is not new, but was thrown into sharper relief after the Russian crisis provoked a collapse in the demand for manufactured goods and put pressure on banks to scrutinize loan quality, causing a credit crunch. Komercni, the country's largest commercial bank, will post losses in both 1998 and 1999 due to heavy provisioning for losses in Russia. Its capital adequacy ratio has plunged, necessitating an injection of money that a strong strategic partner might provide; however, the government has announced that privatization in the banking sector will be delayed. We continue to be bearish on this market.

     We remain positive about the prospects of both Hungary and Poland, for which our preliminary forecasts put GDP growth in 1999 at 4% and 4.5% respectively. However, we've become less bullish on Poland now for two reasons: it's now overweighted in most investment funds and recent company results have been disappointing. Moreover, December saw three incidents that put Polish corporate governance into question. Most egregiously, Elektrim, Poland's equivalent of GE, announced the existence of an old contract (1996) obliging the group to sell an important stake of its holding in a cellular telecom company at book value. This trade, if effected, would reduce the total value of Elektrim by approximately $150 million (Elektrim's market capitalization is $ 800 million ). As a result the entire management team resigned on the 22nd of December. Agros, a food processing company, cut back its forecast net earnings for 1998 by 63%, having made a downward revision just one month earlier. Lastly, BIG Bank Gdanski also announced forecasts for 1998 that were much worse than those given previously, without providing investors with a satisfactory explanation for the discrepancy. Together, these announcements constituted a rude reminder that it is often difficult to obtain relevant-and timely-corporate information in emerging markets, and that quality of management is often a weak point.

     Although we're maintaining an overweight in Poland because of its strong macro environment, and the belief that earnings growth will accelerate in 1999, we cut back our exposure last quarter in favor of an increased weighting in Hungary, where we find that company quality is much higher. Indeed, four of the fund's top five positions at year end were Hungarian firms: MOL (oil & gas) 7.5% , Matav (telecom) 6.4%, Pannonplast (plastics) 6.2% and Pick (food processing) 6.0%. The fifth, at 5.9% of fund assets, is Pliva, a Croatian pharmaceutical company that is Central Europe's largest.

Our year-end country allocation was as follows:

Hungary             45.6%
Poland              33.4%
Croatia              9.4%
Romania              2.5%
Russia               2.1%
Lithuania            1.8%
Estonia              1.2%
Czech  Republic      1.0%

     One of the lessons investors had to digest during last year's difficult market environment is that they need to distinguish between Central Europe and Russia, their geographical proximity notwithstanding. We would like to believe that Eastern European markets could benefit from January portfolio reallocations as they are under-represented in most global and emerging markets funds. However, considering the risky environment in Japan, Brazil and Russia, which will put downward pressure on earnings growth as well as GDP growth forecasts, we anticipate a continued reluctance on the part of investors to invest in economies in transition.

     In our view, the principal investment rationale for Central Europe remains the eventual convergence of these markets with the European Union, the increasing need for diversification within Europe with the arrival of the euro, and inexpensive valuations.

Luca Parmeggiani
Fund Manager
January 19, 1999

[GRAPH GOES HERE]

                EASTERN EUROPEAN                NRI EEEI
                EQUITY FUND

02/15/96        $10,000.00                       $10,000.00
12/31/96        $14,890.00                       $13,476.00
12/31/97        $16,191.39                       $13,571.00
12/31/98        $ 8,642.28                       $10,607.00

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998



Number of                                                                Market
Shares     Security Description                                           Value
---------  --------------------                                         --------
           Common Stocks:                      100.73%

           Austria:                             2.83%
 580,000   Coca Cola Beverages PLC * (Beverages)                      $1,022,074
                                                                      ----------

           Croatia:                             9.42%
 130,000   Pliva D D GDR * (Medical-Drugs)                             2,145,000
  85,500   Zagrebacka Banka GDR * (Banking)                            1,261,125
                                                                       ---------
                                                                       3,406,125
                                                                       ---------
           Czech Republic:                      1.03%
  89,900   CKD Praha Holding AS * (Engineering)                          372,805
                                                                         -------

           Estonia:                             1.19%
1,206,800  Britannic Group PLC (Natural Resources)                       431,343
                                                                         -------

           Hungary:                            46.12%
  93,444   Danubus Hotel & Spahuf * (Hotel)                            1,957,556
  80,000   Delmagyarorszagi Aramsz Sponsored GDR *(Utilities-Electric) 1,380,000
  66,700   Egis Gyogysergyar (Medical-Drugs)                           1,518,127
  19,615   Inter Europa Bank (Banking)                                   947,563
  99,500   Magyar Olay Es Gazipari RT (Oil and Gas)                    2,729,161
  78,000   Matav RT ADR (Telecommunications)                           2,325,375
  15,000   MOL Magyar Olay GDR * 144A (Oil and Gas)                      415,500
  20,000   OTP Bank GDR (Banking)                                        980,000
  79,417   Pannonplast Muanyagipari (Construction Materials)           2,248,399
  51,099   Pick Szeged (Food-Meat)                                     2,171,799
                                                                       ---------
                                                                      16,673,480
                                                                      ----------

           Lithuania:                           1.82%
  10,150   Baltic Republic Fund * (Other)                                659,750
                                                                         -------


           Poland:                             33.68%
 142,964   Agros Holdings Series C * (Food)                              517,277
1,250,000  Big Bank Gdanski (Banking)                                  1,121,795
 141,000   Computerland Poland SA * (Technology)                       1,727,350
  95,056   Elektrim SA (Engineering)                                   1,029,096
  81,000   Exbud SA Sponsored GDR * (Construction)                       729,000
  75,249   Exbud SA * (Construction)                                     649,585
  55,000   Exbud SA GDR * (Construction)                                 495,000
  75,000   Mostostal Zabrze-Holding SA (Construction)                    275,641
 133,464   NFI Foksal * (Other)                                          155,898
 133,464   NFI Fortuna * (Other)                                         186,317
 133,464   NFI Hetman * (Other)                                          121,677
 133,464   NFI I Pierwszy * (Other)                                      125,479
 121,988   NFI II Drugi* (Other)                                         109,476
 133,464   NFI III Trzeci* (Other)                                       129,281
 133,464   NFI Magna Polonia * (Other)                                   174,910
 133,464   NFI Octava * (Other)                                          235,748
 133,464   NFI Piast Fund * (Other)                                      155,898
 133,464   NFI Progress * (Other)                                        197,724
 133,464   NFI V Victoria* (Other)                                       174,910
 133,464   NFI VII K Wielkiego* (Other)                                  131,183
 133,464   NFI XI Jedenasty* (Other)                                     142,590
 133,464   NFI Zachodni * (Other)                                        193,922
  55,000   Orbis SA * (Hotels)                                           432,479
  22,000   Prokom Software Sponsored GDR 144A (Software)                 414,700
 285,010   Wielkopolski Bank Kredytowy SA (Banking)                    1,794,507
  80,000   Zakalady Metali Lekkich * (Manufacturing)                     754,416
                                                                         -------
                                                                      12,175,859
                                                                      ----------

           Romania:                             2.49%
   2,000   Romanian Investment Fund * (Other)                            900,000
                                                                         -------

           Russia:                              2.15%
1,600,000  Cores Kuzbassenergo GDR * (Utilities)                          24,000
  23,000   Cores Yar Telecom GDR * 144A (Telecommunications)              17,250
 480,000   Primamedic Ltd. * (Pharmaceutical)                            306,912
      45   Megionneftegaz RDC 144A (Oil and Gas)                          10,625
      11   Irkutskenergo RDC * 144A (Utilities)                           41,250
 126,000   Unified Energy Systems GDS (Utility-Electric)                 378,050
                                                                         -------
                                                                         778,087
                                                                         -------
           Total Investments:
           (Cost:  $62,292,300) **                       100.73%      36,419,523
           Liabilities in excess of other assets         (0.73)%       (265,581)

           Net Assets                                    100.00%     $36,153,942
                                                         =======     ===========

*  Non-income producing
** Cost for Federal income tax purposes is $62,292,300 and net unrealized depreciation consists of:

           Gross unrealized appreciation                              $1,740,729
           Gross unrealized depreciation                            (27,613,506)
                                                                    -----------
           Net unrealized depreciation                             ($25,872,777)
                                                                   ============

ADR--Security  represented is held by the custodian bank in the form of American
     Depository Receipts.
GDR--Security  represented  is held by the custodian  bank in the form of Global
     Depository Receipts.
GDS--Security  represented  is held by the custodian  bank in the form of Global
     Depository Shares.
RDC--Security  represented  is held by the custodian bank in the form of Russian
     Depository Certificates.
144A-Restricted security. May be resold to qualified institutional buyers. The aggregate market value of these securities at 12/31/98 was $899,325 which represented 2.49% of the Fund's net assets.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
DECEMBER 31,  1998
INDUSTRY PERCENTAGE BASED ON NET ASSETS
--------------------------------------------------------------------------------
MISCELLANEOUS/OTHER                        24%
BANKING/FINANCIAL                          18%
PHARMACEUTICALS                            11%
CONSTRUCTION                               11%
CONSUMER GOODS                             10%
OIL/GAS                                    10%
ENGINEERING/MANUFACTURING                   6%
TELECOMMUNICATIONS                          6%
TECHNOLOGY                                  5%
                                            -

                                          101%

LIABLILITIES IN EXCESS OF OTHER ASSETS     (1)%
                                           --

NET ASSETS                                100%
                                          ===


Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
 Investments at value
  (identified cost of $62,292,300)(Notes 1 & 3)                      $36,419,523
 Foreign currencies at value                                            $229,981

Receivables:
  Capital stock sold                                     190,839
  Dividends                                               30,644
  Investments sold                                       929,715
                                                         -------
                                                                       1,151,198
  Deferred organizational costs                                           29,955
                                                                          ------
  TOTAL ASSETS                                                        37,830,657
                                                                     ----------
LIABILITIES

Payables:
   Bank overdraft                                      1,158,686
   Investment management fees                             39,618
   Capital stock redeemed                                324,506
                                                         -------
                                                                       1,522,810
   Accrued expenses                                                      153,905
                                                                         -------
   TOTAL LIABILITIES                                                   1,676,715
                                                                       ---------
NET ASSETS                                                           $36,153,942
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($36,153,942  /  4,440,950 shares outstanding)                             $8.14
                                                                           =====

At December 31, 1998 there were 50,000,000  shares  of
$.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $88,072,835
  Net unrealized loss on investments
    and foreign currency transactions                               (25,876,380)
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (26,042,513)
                                                                    -----------
  Net Assets                                                        $36,153,942
                                                                    ===========

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------
Investment Income
 Income:
   Dividend (Net of foreign tax withheld of $79,370)                   $ 594,796
                                                                     -----------
Expenses:
    Investment management fees (Note 2)                     1,003,342
    Shareholder servicing and reports (Note 2)                274,256
    Recordkeeping and administrative services (Note 2)        237,176
    Transfer agent fees (Note 2)                              229,498
    Custodian and accounting fees (Note 3)                    165,355
    Filing and registration fees (Note 2)                      58,398
    Legal and audit fees                                       42,651
    Organizational costs                                       14,016
    Other                                                      35,957
                                                         ------------
Total expenses                                                         2,060,649
Custody credits (Note 3)                                               (126,581)
                                                                    ------------
Expenses, net                                                          1,934,068
                                                                    ------------
Net investment loss                                                  (1,339,272)
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized loss on investments                                  (24,081,682)
  Net realized gain on foreign currency conversions                       65,244
  Net change in unrealized depreciation
   of investments and foreign currencies                            (18,220,110)
                                                                    ------------
  Net loss on investments                                           (42,236,548)
                                                                    ------------
  Net decrease in net assets resulting from operations             ($43,575,820)
                                                                    ============

See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                              Years ended December 31,
                                         ---------------------------------
                                          1998                       1997
                                        -------                     ------
OPERATIONS
 Net investment loss                  ($1,339,272)               ($1,736,904)
 Net realized gain(loss)
  on investments and foreign currency
  transactions                        (24,016,438)                11,205,526
 Change in unrealized appreciation
  of investments and foreign
  currencies                          (18,220,110)               (15,462,328)
                                      -----------                -----------
 Net decrease in net  assets
   resulting from operations          (43,575,820)                (5,993,706)

DISTRIBUTION TO SHAREHOLDERS FROM:
  Realized gains on investments
   ($0.00 and $.92 per share,
    respectively)                         ---                     (8,627,379)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net
   assets resulting from capital share
   transactions*                      (59,678,643)                92,176,846
 Net increase (decrease) in net
   assets                            (103,254,463)                77,555,761
 Net assets at beginning of year      139,408,405                 61,852,644
                                      -----------                 ----------
NET ASSETS at end of year             $36,153,942               $139,408,405
                                      ===========               ============


*A summary of capital share transactions follows:

                                       Years ended December 31,
                                   -------------------------------
                                   1998                       1997
                               -----------                 ----------

                             Shares     Value         Shares        Value
                             ------     ------        -------       -------
Shares sold                 8,327,774  $68,491,154    12,074,912  $215,450,927
Shares reinvested from
  distributions                 --          --           537,499     8,014,108
Shares redeemed           (13,029,324)(128,169,797)   (7,623,001) (131,288,189)
                          ----------- ------------    ----------  ------------
Net increase (decrease)    (4,701,550)($59,678,643)    4,989,410   $92,176,846
                           ==========  ============    =========   ===========

Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------




                                       Years ended  December 31,        February

                                           1998          1997           December
                                                                        31, 1996
                                          --------      ------          --------

Per Share Operating
Performance Net asset value, beginning
of period                                  $15.25       $14.89            $10.00
                                         ---------      ------             -----
Income from investment operations-
 Net investment loss                        (0.31)       (0.19)           (0.06)
 Net realized and unrealized gain(loss)
 on investments                             (6.80)        1.47              4.95
                                            -----         ----              ----
 Total from investment operations           (7.11)        1.28              4.89

Less distributions-
  Distributionsfrom realized gains
   on investments                            0.00        (0.92)             0.00
                                          ---------      ------            -----
Total distributions                          0.00        (0.92)             0.00
                                             ----        -----              ----
Net asset value, end of period              $8.14       $15.25            $14.89
                                            =====       ======            ======



Total Return                               (46.62)%       8.74%           48.90%

Ratios/Supplemental Data

Net assets, end of period (000's)          $36,154     $139,408          $61,853

Ratio to average net assets-

Expenses(A)                                  2.57%        1.94%          2.02%**
Expenses-net(B)                              2.41%        1.66%          1.71%**
Net investment loss                         (1.67%)      (1.30%)       (1.07%)**
Portfolio turnover rate                    135.35%      105.86%           38.69%


*    Commencement  of  operations  **  Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.


See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Eastern European Equity Fund (the "Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards available to offset future capital gains, if any, of $20,327,913 which expires in 2006.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE    2-INVESTMENT    MANAGEMENT   AND   DISTRIBUTION    AGREEMENTS   AND
OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As  provided  in  the   Administrative   Agreement,   the  Fund  reimbursed
Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $205,758 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $278,304 for its services for the year ended December 31, 1998.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $190,026 for the year ended December 31, 1998, representing 0.24% of average net assets.


Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY--Purchases and sales of securities other than short-term notes aggregated $49,455,187 and $106,520,316, respectively. The custodian has provided credits in the amount of $126,581 against custodian and accounting charges based on credits on uninvested cash balances of the Fund .

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel Eastern European Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 15, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vontobel Eastern European Equity Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period February 15, 1996 to December 31, 1996, in conformity with generally accepted accounting principles.

Tait, Weller and Baker
Philadelphia, Pennsylvania
January 22, 1999

VONTOBEL INTERNATIONAL BOND FUND
ANNUAL REPORT 1998


Dear Shareholder:

     At December 31st, 1998, the fund's closing Net Asset Value stood at $10.66, and net assets totaled $6,983,389, vs. $10,792,844 at year-end 1997. In 1998, the fund produced a total return of 14.85%, vs. the 18.28% total return of J.P. Morgan Government Bond Index ex-US and the 11.91% average return of the 51 international bond funds tracked by Lipper Analytical Services. On December 10th, the fund paid a per-share distribution of $0.70 in long-term capital gains to shareholders of record as of December 2nd.

     After a dispiriting 1997, in which US dollar strength wiped out their local currency gains, international bonds in the developed markets ended the year with a flourish, rewarding US-dollar-based investors with double-digit returns. The main driver of international bond performance throughout the year was global deflation, exacerbated by the Asian financial crisis, depression in Japan, and a plunge in commodity prices to 20-year lows. Against this gloomy macroeconomic backdrop, investors sought the safety of sovereign issues, and willingly accepted lower yield levels for long-term investments. The global flight to safety resulted in an unusually divergent spread between government and corporate issues, liquidity in high-yield and emerging markets debt issues dried up. This divergence caught many sophisticated hedge fund investors by surprise; their erroneous bets on a closer correlation among fixed income instruments were of such magnitude as to threaten the stability of global financial markets.

     Currency markets throughout the year were very volatile, often registering movements of several percent per day. Especially volatile were the yen, which traded in a range of yen 147-111 vs. the dollar, and currencies of commodity-dependent economies like Canada, Australia and New Zealand, the latter two of which tended to move in sympathy with the yen, the dominant trading currency in their region.

     Investor panic crescendoed in the wake of the Russian default in July, given the exposure of some of the world's largest financial institutions to Russian and Latin American debt. So dire were the predictions of a global financial meltdown that by the end of September the Fed was prompted to make a 25 bp rate cut, premature from an economic standpoint, but necessary for systemic reasons.

     The successful Euro convergence story was the other main driver of international bond performance in 1998. In early December the German Bundesbank took its last policy action and lowered rates to 3%. It was immediately followed by all but one of the 10 European central banks, and by the Bank of Italy a few weeks later. Euro money market rates have thus started at 3% and will now be controlled by the fiercely independent new European Central Bank (ECB). Following several months of speculation, the Governing Council of the ECB has agreed on a monetary policy strategy, defining price stability as an inflation level of 2% or less. ECB officials reiterated that they would not take into consideration individual national and regional developments. With the launch of the Euro on January 4th, the European government bond market is now second in size to that of the US.

     EMU participant countries turned in performances within a range of 19-21%, topped by the ECU market's stunning 21.77%. The fund had a 70% exposure to the Euro markets, including overweight positions in both the German mark and the ECU. It also held a combined 19% weighting in the bonds of non-EMU participants Denmark and the UK, which also performed very well (19% and 21% respectively), benefiting from currency strength and spread tightening relative to the German mark.

     The fund's underperformance of the benchmark was due to its lack of exposure to yen bonds, which gained 15.90% yoy largely due to dollar/yen weakness (-20%) in the last quarter following the Fed rate cuts and, to a lesser extent, its 4% position in Canadian dollar bonds, which returned only 2% due to the Canadian dollar's record low weakness vs. the US dollar. In addition, our outlook for interest rates was too cautious, and we held lesser-performing short-duration issues.

     Looking ahead, the weakening of US growth and the continuous widening of the US balance of trade and current account deficits point to even lower dollar interest rates. Nevertheless, we remain zero-weighted in Pacific Region bonds, since we believe that yen levels are not sustainable given Japan's desperate need to revive its economy. With prices at the consumer and wholesale levels declining in y-o-y terms, the Japanese central bank is expected to boost money supply further to ease liquidity constraints and encourage bank lending.

     If, as we expect, the Euro continues to strengthen against the US dollar, US-based investors stand to enjoy continued attractive returns for this asset class in 1999.


Sven Rump
Fund Manager
January 15, 1999

[GRAPH GOES HERE]

                   INTERNATIONAL       JP MORGAN GLOBAL
                    BOND FUND           GOV'T BOND INDEX

03/01/94             $10,000.00           $10,000.00
12/31/94             $10,200.00           $10,418.00
12/31/95             $11,951.00           $12,618.00
12/31/96             $12,848.52           $13,282.97
12/31/97             $12,072.47           $12,782.07
12/31/98             $13,914.00           $15,119.00

                        Schedule of Portfolio Investments
                                December 31, 1998
Principa
Amount*              Security Description                                 Value
-----------         ---------------------                              ---------

                    BONDS:                 92.47%

                    BRITISH POUND          12.07%
   460,000          DSL Bank 9.25% 19 Aug 2002
                    Corporate Bond                                     $ 842,653
                                                                       ---------

                    CANADIAN                4.04%
                    DOLLAR
   400,000          Government of Canada 6.5% 1 June 2004
                    Government Bond                                      281,906
                                                                       ---------

                    DANISH KRONE            6.56%
 2,500,000          Kingdom of Denmark 7% 15 Dec 2004
                    Government Bond                                      458,248
                                                                       ---------

                    DEUTSCHE MARK          22.95%
   900,000          Republic of Finland 7.5% 27 Jan 2000
                    Government Bond                                      563,001
 1,000,000          Republic of Germany 6.5% 14 Oct 2005
                    Government Bond                                      698,096
   500,000          Republic of Germany 7.125% 20 Dec 2002
                    Government Bond                                      341,221
                                                                       ---------
                                                                       1,602,318
                                                                       ---------
                    EUROPEAN CURRENCY     20.13%

   600,000          DSL Bank 4.75% 27 May 2003
                    Corporate Bond                                       737,894
   500,000          France O.A.T. 10% 26 Feb 2001
                    Government Bond                                      667,880
                                                                       ---------
                                                                       1,405,774
                                                                       ---------
                    FRENCH FRANC           15.75%
 5,000,000          France O.A.T. 7.25% 25 Apr 2006
                    Government Bond                                    1,100,071
                                                                       ---------

                    IRISH PUNT              6.05%
   250,000          Republic of Ireland 6.25% 18 Oct 2004
                    Government Bond                                      422,456
                                                                       ---------


                    NETHERLANDS             4.92%
                    GUILDER
   600,000          Government of Netherlands 9% 15 May 2000
                    Government Bond                                      343,829
                                                                       ---------

                    Total
                    Investments:
                    (Cost:$6,350,250)**                   92.47%       6,457,255
                    Other assets,net                       7.53%         526,134
                                                          --------      --------
                    NET ASSETS                           100.00$       6,983,389
                                                         ========       ========

  *Stated in local currencies
 **Cost for Federal income tax purposes is $6,350,250 and net unrealized appreciation consists of:

           Gross unrealized appreciation                                $257,987
           Gross unrealized depreciation                               (150,982)
                                                                        --------
           Net unrealized appreciation                                  $107,005
                                                                        ========

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------
Investment Income
 Interest                                                               $532,645
                                                                      ----------

EXPENSES:
 Investment management fees (Note 2)                       80,161
 Custodian and accounting fees (Note 3)                    52,802
 Transfer agent fees (Note 2)                              20,712
 Recordkeeping and administrative services (Note 2)        18,573
 Organizational costs                                      16,440
 Filing and registration fees (Note 2)                     13,525
 Legal and audit fees                                      10,859
 Shareholder servicing and reports (Note 2)                 8,856
 Other                                                      7,211
                                                          -------
 Total expenses                                                          148,978

Management fee waiver and reimbursed expenses (Note 2)                 (100,161)
                                                                      ----------
Expenses, net                                                             48,817
                                                                      ----------
Net investment income                                                    483,828
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments                                     (387,768)
  Net realized loss on currencies                                        (8,966)
  Net change in unrealized appreciation on
    investments and foreign currencies                                   967,732
                                                                      ----------
  Net gain on investments                                                570,998
                                                                         -------
  Net increase in net assets resulting from operations                $1,054,826
                                                                      ==========



See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                  Years ended December 31,
                                                  ------------------------
                                                    1998          1997
                                                    ----          ----
OPERATIONS
 Net investment income                           $403,667      $1,146,677
 Net realized loss on investments
  and foreign currency transactions              (396,734)     (1,022,601)
 Change in unrealized appreciation
  (depreciation) of investments and foreign
  currencies                                      967,732      (2,092,635)
                                                -----------   -----------
 Net increase (decrease) in net assets
  resulting from operations                       974,665      (1,968,559)

DISTRIBUTION TO SHAREHOLDERS FROM
 Realized gains on investments
   ($.70 and $.38 per share, respectively)       (428,263)       (401,372)

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets
  from capital share transactions*              (4,355,857)   (13,715,794)
                                                ----------    -----------
 Net decrease in net assets                     (3,809,455)   (16,085,725)
 Net asset at beginning of year                 10,792,844     26,878,569
                                                -----------   -----------
NET ASSETS at end of year                       $6,983,389    $10,792,844
                                                ===========   ===========


*A summary of capital share transactions follows:


                                       Years ended December 31,
                                       ------------------------
                                 1998                           1997
                          --------------------          ----------------------
                         Shares         Value            Shares        Value
                         ------         -----            ------        -----

Shares sold              187,554      $1,980,560         208,557      $2,162,409
Shares reinvested
 from distributions       37,238         397,700          39,686         392,896
Shares redeemed         (661,675)     (6,734,117)     (1,616,069)   (16,271,099)
                        --------      ----------      ----------    -----------
Net decrease            (436,883)     ($4,355,857)    (1,367,826)  ($13,715,794)
                        ========      ===========     ==========    ============

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout each Period
--------------------------------------------------------------------------------



                                                                                     March 1*
                                                  Years ended  December 31,             to
                                          ----------------------------------------  December 31,
                                           1998      1997          1996       1995       1994
                                          ------    -----        ------      -----      ------
Per Share Operating Performance
Net asset value, beginning of period      $9.89     $10.93       $10.60      $9.48      $10.00
                                          -----     ------       ------      -----      ------
Income from investment operations-
 Net investment income                     0.62     0.61          0.47       0.61         0.70
 Net realized and unrealized gain (loss)
  on investments                           0.85    (1.27)         0.32       1.06        (0.50)
                                           ----    -----          ----       ----        -----
Total from investment operations           1.47     (0.66)        0.79       1.67         0.20
                                           ----     -----         ----       ----         ----

Less distributions-
 Distributions from net investment income   --       --          (0.40)     (0.55)       (0.70)
 Distributions from realized gains on    (0.70)    (0.38)        (0.06)        --           --
  investments
 Distributions in excess of net investment
 income                                     --       --            --         --         (0.02)
                                          ------    -----        ------      -----       ------
 Total distributions                     (0.70)    (0.38)        (0.46)      (0.55)      (0.72)
                                         ------     -----        ------      -----       ------


Net asset value, end of period          $10.66     $9.89         $10.93      $10.60      $9.48
                                        ======     =====         ======      =====       ======
Total Return                            14.85%    (6.04)%         7.51%      17.60%       1.98%
                                        ======     =====         ======      =====       ======

Ratios/Supplemental Data
Net assets, end of period (000's)       $6,983   $10,793        $26,879    $16,253      $10,235
Ratio to average net assets-(A)
  Expenses (B)                           1.61%     1.60%          1.84%       1.76%     1.35%**
  Expense ratio-net (C)                  1.61%     1.40%          1.52%       1.35%     1.35%**
  Net investment income                  5.04%     5.92%          4.78%       5.38%     3.99%**
Portfolio turnover rate                  8.72%     0.00%         19.89%      18.63%      19.00%


* Commencement of Operations

** Annualized

(A) Management fee waivers and expense reimbursements reduced the expense ratios and increased the ratios of net investment income by .25% in 1998 0.60% in 1997, 0.20% in 1996, 1.00% in 1995 and 0.19% in 1994.

(B) Expense ratio has been increased to include additional custodian fees in 1997, 1996 and 1995 that were offset by custodian fee credits; prior to 1995 custodian fee credits reduced the expense ratio.,

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.


See Notes toFinancial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT  ACCOUNTING  POLICIES--The  Vontobel  International Bond
Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in February, 1994 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to seek to maximize total return from capital growth and income by investing in a continuously managed portfolio consisting primarily of high- grade international bonds.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-seven (57) months.

G. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.00%of average daily net assets.

VUSA will reimburse the Fund to limit the Fund's aggregate annual operating expenses (excluding taxes and brokerage commissions), to the lowest applicable percentage limitation prescribed by any state in which the Fund's shares are qualified for sale. For the year ended December 31, 1998, a reimbursement of $100,161 was made.

As  provided  in  the   Administrative   Agreement,   the  Fund  reimbursed
Commonwealth  Shareholder  Services,  Inc. ("CSS"),  its  administrative  agent,
$28,517 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets. .

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $18,136 for its services for the year ended December 31, 1998.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS--Purchases and sales of securities other than short-term notes aggregated $663,433 and $4,797,187 respectively.

Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel International Bond Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, the related statement of operations for the year then ended, statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Bond Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period March 1, 1994 to December 31, 1994, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 22, 1999

VONTOBEL EMERGING MARKETS EQUITY FUND
ANNUAL REPORT 1998

Dear Shareholder:

     At December 31st, 1998, the fund's closing Net Asset Value stood at $7.31, and net assets totaled $1,610,731, vs. $3,600,542 at year-end 1997. In 1998, the fund lost 22.40%, vs. the 27.5% loss of the MSCI Emerging Markets Free Index and the average -26.83% return of the 169 emerging markets equity funds tracked by Lipper Analytical Services. The fund made no year-end distributions of income and capital gains.

     The worst of the financial crisis that originated in Asia and rippled across to Latin America and Eastern Europe seems to have passed as liquidity and interest rate pressures have abated. Whereas emerging markets equities were indiscriminately punished as a class throughout most of the year, Q4 saw a decoupling in regional performance as market valuations became more attuned to country-specific issues.

     Asia/Pacific Asia's 34% gain in Q4 kept its losses for the year to only 12%. Improving current accounts, lower interest rates, strengthening currencies and portfolio deleveraging helped to support the markets' turnaround. However, the region's higher stock prices do not necessarily denote better quality, and a rosier macroeconomic picture in Asia has not made finding quality companies any easier. Investors have discounted broad structural improvements, but the real earnings picture is still quite poor. We started to increase our Asian weighting in the 4th quarter, accumulating positions in companies that we consider to be solid businesses trading at attractive prices, for example, SM Prime Holdings in the Philippines, and Singapore Press (a new purchase), each of which has little or no debt and a consistent record of strong operating profits. We are looking to increase our exposure to the region, but will do so cautiously, after careful consideration of each company's underlying business and balance sheet risks.

     Latin America Despite a 7% rebound in the fourth quarter, the region lost 38% in 1998. Mexico was last quarter's regional standout performer, returning 4.5% in December and close to 10% for the quarter. The recent plunge in oil prices threatened to derail Mexico's fiscal deficit target of 1.25% of GDP, and the ruling parties continue to haggle over tax hikes and expenditures. However, Mexico's economy is expected to grow at a comfortable rate of 3% this year, and strong domestic demand should help to avert an economic crisis. Net international reserves are steady at US$ 20 billion and companies such as Grupo Modelo and Kimberly-Clark de Mexico continue to generate positive cash flow and earnings. The big loser, of course, was Brazil, down 44% for the year. In spite of the IMF's bailout package of US$41 billion, its twin deficits, fiscal and current account, high debt burden, legislative impasse and currency pressure drove investors to the exits. We scaled back our holdings in Brazil last quarter to 8.6% (vs. 12% for the benchmark) due to declining operating conditions and slowing corporate growth prospects. The recent devaluation of the real has not yet eliminated the burden of high interest rates. We remain cautious on Brazil.

     Europe/Middle East/Africa (EMEA) We have consistently maintained an overweight in this region, which has contributed, since the fund's inception on September 1, 1997, to its outperformance of the benchmark. Three of our favorite markets are Greece, Turkey and Poland, which all adhere to the European conversion profile. This means that these countries are on track for early admission to the European Union, possibly by 2003-2004. By keeping their budget deficits under control, they benefit from lower interest rates, which has attracted foreign investors and accelerated the rerating process of these markets. Taking advantage of market strength last quarter, we took profits in some of our EMEA holdings last quarter, particularly in Greece.

     The rigors of screening companies according to stringent criteria continue to pay dividends as illustrated by our fund's outperformance of the benchmark. Careful stock selection has rewarded us with companies that have exceeded not only market expectations but also their own historic performance. For example, Nedcor and Dimension Data in South Africa and Akbank in Turkey reported annual income above forecasts and double-digit revenue and earnings growth. We seek firms that have consistently delivered excellent profitability ratios and that excel in difficult environments due to their market leadership positions and operating efficiencies. These companies carry minimal debt, generate high operating cash flow and have ample interest rate coverage, such as SM Prime in the Philippines, Grupo Modelo in Mexico and Fedsure Holdings in South Africa.

     If the emerging market countries continue to implement policies of deleveraging and exercise fiscal restraint, 1999 should see improving market conditions that will help lift earnings and confidence levels. We remain fully invested, having added to Asia in the fourth quarter. When we are ready to commit new assets to Asia, we will reduce our exposure to EMEA accordingly.

Our year-end regional allocation was as follows:

                                                MSCI EMF
                                               at 12.31.98
EMEA (Europe, Middle East. Africa)      48.4%     28.5%
Asia                                    23.5%     36.4%
Latin America                           21.1%     35.1%


Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
January 19, 1999

[GRAPH GOES HERE]

                         EMERGING MARKETS        MSCI
                         EQUITY FUND             EMF

09/01/97                  $ 10,000.00         $ 10,000.00
12/31/97                  $  9,420.00         $  7,664.82
12/31/98                  $  7,310.00         $  6,110.00

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 1998



Number of                                                                 Market
Shares   Security Description                                              Value
-------- ---------------------                                          --------
         Common Stock:                     96.15%

         Botswana:                          2.02%
 2,000   Barclays Bank of Botswana (Banking)                              $8,127
17,000   Sechaba Breweries Ltd. (Beverages)                               19,655
   900   Standard Chartered Bank of Botswana (Banking)                     4,738
                                                                           -----
                                                                          32,520
                                                                          ------
         Croatia:                           1.55%
 1,500   Pliva DD GDR * (Medical-Drugs)                                   24,900
                                                                          ------
         Great Britain:                     3.00%
 1,800   HSBC Holdings PLC (Banking)                                      48,357
                                                                          ------

         Greece:                            7.87%
   477   Alpha Credit Bank (Banking)                                      49,731
 1,300   Hellenic Bottling Co. (Beverages)                                40,100
   343   Hellenic Telecommunications Organization S.A.                     9,118
         (Telecommunications)
   500   Panafon Hellenic Telecommunications S.A. GDR *                   13,250
         (Telecommunications-Cellular)
   300   Panafon Hellenic Telecommunications S.A. *                        8,028
         (Telecommunications-Cellular)
   200   STET Hellas Telecommunications S.A. ADR *                         6,475
         (Telecommunications)                                              -----
                                                                         126,702
                                                                         -------

         Hungary:                           0.27%
   100   Gedeon Richter Ltd. GDR (Medical-Drugs)                           4,275
                                                                           -----

         Israel:                            7.00%
   600   ECI Telecommunications Ltd. *                                    21,375
         (Telecommunications Equipment)
   663   Formula Systems (1985) Ltd * (Software)                          16,414
   300   Gilat Satellite Networks Ltd. *                                  16,538
         (Telecommunications - Satellite)
27,686   Bank Leumi Le Israel  (Banking)                                  39,130
 7,780   Super-Sol Ltd. B Shs. (Retail-Food)                              19,318
                                                                          ------
                                                                         112,775
                                                                         -------
         Mauritius:                         1.19%
26,500   State Bank Mauritius * (Banking)                                 19,181
                                                                          ------

         Poland:                            2.15%
 1,500   Bank Handlowy GDR (Banking)                                      19,500
   800   Prokom Software SA GDR * (Software)                              15,080
                                                                          ------
                                                                          34,580
                                                                          ------
         Portugal:                          5.99%
   600   Brisa Auto Estrada de Portugal S.A.                              35,283
         (Construction-Motorways)
   300   Telecel Comunicacaoes Pessoais S.A.                              61,263
         (Telecommunications-Cellular)                                    ------
                                                                          96,546
                                                                          ------
         South Africa:                     10.72%
 1,400   Amalgamated Beverage Industries Ltd.(Beverages)                   9,032
 3,500   Comparex Holding Ltd (Technology)                                28,403
 2,012   Coronation Holdings Ltd. N Shs.(Financial Services)              27,327
10,771   Dimension Data Holdings *(Technology)                            45,715
   800   Investec Group Ltd. (Financial)                                  27,164
 1,312   Metropolis Transactive (Technology)                                 635
 1,535   Nedcor Ltd. (Banking)                                            26,060
 7,800   Softline Limited * (Software)                                     8,409
                                                                           -----
                                                                         172,745
                                                                         -------
         Turkey:                            6.70%
112,500  Akbank T.A.S. (Banking)                                           2,282
331,000  Aksigorta S.A. (Insurance)                                       10,073
100,000  Carsi Buyuk Magazacilik A.S.(Retail)                              4,200
45,000   Migros Turk T.A.S. (Retail-Food)                                 44,934
226,000  Vestel Electronik Sanayai ve Ticaret A.S. * (Audio/Video)        18,627
1,979,300Yapi Kredi Bankasi A.S. (Banking)                                22,901
475,032  Yapi Kredi Bankasi Receipts * (Banking)                           4,894
                                                                           -----
                                                                         107,911
                                                                         -------
         India:                             5.52%
 1,500   India Tobacco Ltd. GDR 144A (Tobacco)                            33,188
 3,000   Mahanagar Telephone Nigam GDR * (Telecommunications)             37,125
 1,500   Videsh Sanchar Nigam Ltd. GDR * 144A (Telecommunications)        18,563
                                                                          ------
                                                                          88,876
                                                                          ------
         Indonesia:                         1.09%
12,000   PT Gudang Garam TBK (Tobacco)                                    17,475
                                                                          ------
         Malaysia:                          7.72%
25,000   IOI Corporation Berhad (Diversified)                             14,342
   500   Matav-Cable Systems Ltd. ADR (Broadcasting)                       9,688
25,000   Resorts World Berhad (Resorts)                                   28,816
10,000   RJ Reynolds Berhad (Tobacco)                                     11,316
25,000   Sime Darby Berhad (Diversified)                                  28,684
12,000   Telekom Malaysia (Telecommunications)                            31,579
                                                                          ------
                                                                         124,425
                                                                         -------
         Pakistan:                          0.87%
28,000   Hub Power Co. Ltd. * (Utilities)                                  7,204
   500   Lever Brothers Pakistan Ltd. * (Diversified)                      6,854
                                                                           -----
                                                                          14,058
                                                                          ------
         Philippines:                       3.19%
10,800   Cosmos Bottling Corp.(Beverages)                                  1,013
   500   Philippine Long Distance Telephone Spon. ADR                     12,969
         (Telephone-Integrated)
197,000  SM Prime Holdings (Real Estate)                                  37,476
                                                                          ------
                                                                          51,458
                                                                          ------
         Singapore:                         1.02%
 1,500   Singapore Press Holdings New 98(Publishing)                      16,364
                                                                          ------
         Taiwan:                            0.81%
 2,000   Yageo Corp. GDR * (Electronics)                                  13,000
                                                                          ------
         Thailand:                          3.26%
 7,000   Thailand International Fund (Other)                              52,500
                                                                          ------
         Argentina:                         2.15%
 2,800   Perez Companc SA Spon. ADR (Oil and Gas)                         23,450
   400   YPF SA Spon. ADR (Oil and Gas)                                   11,175
                                                                          ------
                                                                          34,625
                                                                          ------
         Brazil:                            8.56%
 2,300   Companhia Cervejaria Spon. ADR (Beverages)                       21,706
   734   Companhia Energetica Spon ADR (Utilities-Electric)               13,212
30,000   Investimentos Itau SA (Diversified)                              16,636
60,000   Banco Itau SA (Banking)                                          29,298
   400   Telebras Holders Pfd Blk ADR *(Telecommunications)               29,075
 1,600   Telesp Celular Participacoes SA Spon. ADR *                      28,000
         (Telecommunications-Cellular)                                    ------
                                                                         137,927
                                                                         -------
         Chile:                             2.07%
   800   Chilectra SA Spon. ADR (Utilities)                               17,412
 1,100   Embotelladora Andina ADR (Beverages)                             15,950
                                                                          ------
                                                                          33,362
                                                                          ------
         Mexico:                            8.30%
40,000   Biper S.A. * (Telecommunications)                                 7,673
 9,920   Corporacion Interamericana de Entretenimiento                    27,041
         S.A.-B * (Entertainment)
 1,322   Corporacion Interamericana de Entretenimiento                     2,736
         S.A.-L  * (Entertainment)
   400   Coca Cola Femsa S.A. ADR (Beverages)                              5,300
11,000   Crupo Continental, S.A.(Beverages)                               26,598
 4,800   Grupo Modelo S.A. - C (Beverages)                                10,152
   800   Grupo Televisa S.A. GDR * (Broadcasting)                         19,750
 1,400   Kimberly Clark de Mexico ADR (Manufacturing -                    21,700
         Paper and Paper Products)
 1,900   TV Azteca S.A. ADR (Broadcasting)                                12,706
                                                                          ------
                                                                         133,656
                                                                         -------
         United States:                     3.13%
 2,100   Mexico Fund (Other)                                              23,494
 3,000   The Argentina Fund, Inc. (Other)                                 27,000
                                                                          ------
                                                                          50,494
                                                                          ------
         Total Investments:
         (Cost: $1,795,928)**                          96.15%          1,548,712
         Other assets, net                              3.85%             62,019
                                                        ----              ------
         Net Assets                                   100.00%         $1,610,731
                                                      ======          ==========

*  Non-income producing
** Cost for Federal income purposes is $1,795,928 and net unrealized depreciation consists of:

         Gross unrealized appreciation                                  $117,811
         Gross unrealized depreciation                                 (365,027)
                                                                       --------
         Net unrealized depreciation                                  ($247,216)
                                                                      =========


ADR--Security  represented is held by the custodian bank in the form of American
     Depository Receipts.
GDR--Security  represented  is held by the custodian  bank in the form of Global
     Depository Receipts.
144A-Restricted security. May be resold to qualified institutional buyers. The aggregate market value of these securities at 12/31/98 was $51,751 which represented 3.21% of the Fund's net assets.

See Notes to Financial Statements

DECEMBER 31,  1998
INDUSTRY PERCENTAGE BASED ON NET ASSETS

BANKING/FINANCIALS     20%
TELECOMMUNICATIONS     19%
MISCELLANEOUS/OTHER    17%
CONSUMER PRODUCTS      12%
BEVERAGES               9%
TECHNOLOGY              8%
MEDIA                   5%
DIVERSIFIED             4%
UTILITIES               2%
                        -
                       96%

OTHER ASSETS, NET       4%
                        -

NET ASSETS            100%
                      ===

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

ASSETS
 Investments at value (identified
   cost of $1,795,928)(Notes 1 & 3)                                   $1,548,712

     Receivables:
       Investments sold                                26,670
       Capital stock sold                               3,822
       Dividends                                        5,687
                                                        -----
                                                                          36,179
     Deferred organizational costs                                        51,076
     Other assets                                                          4,439
                                                                           -----
    TOTAL ASSETS                                                       1,640,406
                                                                       ---------
LIABILITIES

Payables:
     Bank overdraft                                    9,675
     Due to Manager                                   20,000
                                                      ------
   TOTAL LIABILITIES                                                      29,675
                                                                          ------
NET ASSETS                                                            $1,610,731
                                                                      ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($1,610,731  /  220,413  shares outstanding)                               $7.31
                                                                           =====


At December 31, 1998 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:


  Paid in capital                                                     $2,574,350
  Net unrealized loss on investments
   and currency transactions                                           (246,619)
  Accumulated net realized loss on
   investments and currency transactions                               (720,383)
  Undistributed net investment income                                      3,383
                                                                           -----
Net Assets                                                            $1,610,731
                                                                      ==========

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------
Investment Income
Income:
 Dividend (Net of foreign tax withheld of $4,452)                        $57,464
                                                                         -------

Expenses:
    Investment management fees (Note 2)                  35,051
    Custodian and accounting fees (Note 3)               51,846
    Recordkeeping and administrative services (Note 2)   15,255
    Filing and registration fees (Note 2)                14,605
    Transfer agent fees (Note 2)                         14,059
    Organizational costs                                 14,060
    Shareholder servicing and reports (Note 2)           11,322
    Legal and audit fees                                  9,880
    Other                                                 5,929
                                                          -----
Total expenses                                                           172,007
Management fee waiver and reimbursed expenses (Note 2)                 (105,051)
Custody credits (Note 3)                                                 (8,918)
                                                                          ------
Expenses, net                                                             58,038
                                                                          ------
 Net investment loss                                                       (574)
                                                                            ----
REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized loss on investments                                     (613,178)
  Net realized loss on foreign currencies conversions                   (11,890)
  Net change in unrealized depreciation
   on investments and foreign currencies                               (139,157)
                                                                        --------
  Net loss on investments                                              (764,225)
                                                                        --------
  Net decrease in net assets resulting from operations                ($764,799)
                                                                       =========

See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    September 1*
                                               Year ended                to
                                              December 31,          December 31,
                                                 1998                     1997
                                              -----------           ------------
OPERATIONS
 Net investment loss                             ($574)                ($16,689)
 Net realized loss on investments and foreign
  currency transactions                       (625,068)                (108,947)
 Net change in unrealized depreciation
  of investments and foreign currencies       (139,157)                (107,462)
                                              --------                 --------

 Net decrease in net assets resulting from
  operations                                  (764,799)                (233,098)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets
  resulting from capital share transactions**(1,225,012)               3,833,640
                                             ----------                ---------
 Net increase (decrease)in net assets        (1,989,811)               3,600,542
 Net assets at beginning of period            3,600,542                   -0-
                                              ---------                ---------
NET ASSETS at end of period (including
undistributed net investment income of
$3,383 and $0,respectively)                  $1,610,731               $3,600,542
                                             ==========               ==========


**A summary of capital share transactions follows:

                                                            September 1,*
                          Year ended                               to
                          December 31,                       December 31
                             1998                                1997
                   ----------------------            ------------------------

                   Shares            Value            Shares          Value
                   ------            -----            ------          -----
Shares sold         85,805           $769,477         406,059      $4,075,864
Shares redeemed    (247,612)        (1,994,489)       (23,839)       (242,224)
                   --------         ----------        -------        --------
Net increase       (161,807)        ($1,225,013)      382,220      $3,833,640
(decrease)         ========         ===========       =======      ==========


*  Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------
                                          Year                    September 1, *
                                          ended                       to
                                       December 31,              December 31,
                                          1998                      1997
                                          ----                      ----


Per Share Operating Performance
Net asset value, beginning of period      $9.42                    $10.00
                                          -----                    ------
Income from investment operations-
   Net investment loss                     0.00                    (0.04)
   Net realized and unrealized loss on
    investments                           (2.11)                   (0.54)
                                          -----                    -----
    Total from investment operations      (2.11)                   (0.58)
                                           ----                    -----
Net asset value, end of period            $7.31                    $9.42
                                           ====                    =====
Total Return                            (22.40%)                  (5.80%)

Ratios/Supplemental Data
Net assets, end of period (000's)        $1,611                   $3,601
Ratio to average net assets- (A)
  Expenses (B)                            2.38%                    2.41%**
  Expenses-net (C)                        2.07%                    2.20%**
  Net investment loss                    (0.02%)                  (1.42%)**
Portfolio turnover rate                 130.59%                   16.36%


(A) Management fee waivers and expense reimbursements reduced the expense ratio and increased net investment income ratio by 3.75% and 1.25%, in 1998 and 1997, respectively.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

*   Commencement of operations
**  Annualized

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Vontobel Emerging Markets Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund commenced operations in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to seek to achieve long-term capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers in developing countries around the world.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards, available to offset future capital gains, if any, of $664,417 which expires in 2006.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Use of Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE    2-INVESTMENT    MANAGEMENT   AND   DISTRIBUTION    AGREEMENTS   AND
OTHER--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc. ("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As  provided  in  the   Administrative   Agreement,   the  Fund  reimbursed
Commonwealth  Shareholder  Services,  Inc. ("CSS"),  its  administrative  agent,
$18,245 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.


Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $13,408 for its services for the year ending December 31, 1998.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $3,789 for the year ending December 31, 1998, representing 0.14% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE  3-INVESTMENTS/CUSTODY--Purchases  and sales of securities  other than
short-term  notes  aggregated  $2,549,314  and  $3,260,019,   respectively.  The
custodian has provided credits in the amount of $8,918 against custodian and accounting charges based on credits on uninvested cash balances of the Fund .

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel Emerging Markets Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period September 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vontobel Emerging Markets Equity Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period September 1, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

Tait, Weller and Baker
Philadelphia, Pennsylvania
January 22, 1999

VONTOBEL EASTERN EUROPEAN DEBT FUND
ANNUAL REPORT 1998

Dear Shareholder:

     At December 31st, 1998, the fund's closing Net Asset Value stood at $10.21, and net assets totaled $7,881,885, vs. $14,437,925 at year-end 1997.

     The global repercussions of excess capacity in Asia, the crisis in Russia, and anticipation of a devaluation in Brazil managed to pretty well obliterate the arguments in favor of investing in emerging markets securities last year. The stunning exception was Eastern European local currency debt, which earned double-digit returns for US-dollar-based investors and continued to outperform other regional emerging markets debt.

     We are pleased to report that Vontobel Eastern European Debt Fund produced a total return of 24.54% for the year, vs. the -14.5% loss of the J.P. Morgan Emerging Market Bonds Index of US-dollar-denominated securities, including Brady bonds. On December 10th, the fund paid a per-share distribution of $1.64 in ordinary income, $0.16 in short-term capital gains and $0.05 in long term capital gains to shareholders of record as of December 2nd.

     Eastern European bond yields declined in absolute terms as well as in relation to German yields during the last quarter. Between September 30th and December 31st, five-year yields fell from 14% to 11% in Poland, from 17% to 13% in Hungary, and from 11% to 7.8% in the Czech Republic following interest rate cuts in all three countries.

     From a macroeconomic standpoint, it's useful to divide the region into three groups: those countries that have been invited by the EU (European Union) to negotiate an EU membership, those that have not yet been invited (like Bulgaria and Romania), and those that have strong ties to the Russian market, like Ukraine and Belarus. In the first group are the so-called Central European countries, Hungary, Poland and the Czech Republic, as well as Estonia and Slovenia. These countries can be differentiated from the other two groups in their strong commitment to democracy, market-oriented reforms and consistent monetary and fiscal policy. Investors have begun to decouple these countries from the general "emerging markets malaise", as evidenced by the rebound in capital inflows to these countries during the last quarter of the year.

     The Hungarian and Polish economies are expected to show strong growth in 1999 (4% and 4.8%, respectively), although lower than in 1998 due to the slowing pace of growth in Western Europe, the main trading partner of both countries. Increases in consumer prices should be held to the one-digit level thanks to domestic monetary discipline and the continuous restructuring in economic sectors that is bringing prices down to competitive international levels.
Current account deficits, though higher than in the past, are likely to stay within the critical level of 5% of GDP. Moreover, it is expected that a significant portion of these deficits will continue to be financed through foreign direct investment. External debt service is not expected to be a burden, especially for Poland.

     The Czech Republic, in contrast to Hungary and Poland, will grow modestly, at best. Politics continues to overshadow the restructuring process, and the stalled effort to privatize the banking system is putting a brake on the transformation of the economy. Monetary authorities have tried to stoke the economy by aggressively cutting interest rates, but monetary medicine alone is a palliative, not a cure, for the country's ills. On a more positive note, inflation growth should be kept under control and may even decline from its current 10.7% annualized rate (December 1998). Trade and current account deficits are not likely to exceed critical levels of GDP.

     Barring any new crises in Asia or Latin America, Central European currencies, with the exception of the Czech koruna, should remain relatively stable. In Poland, despite the expected widening of the currency band to +/-15%, the currency is not likely to appreciate against the central parity, as it did over the last 12 months, due to lower interest rates and a higher current account deficit. The change in the composition of the currency basket against which the zloty is valued to 55% euro and 45% USD (formerly 45% USD, 35% German mark, 5% French franc, 5% Swiss franc, 10% British pound) will not have a significant effect on the zloty's valuation.

     Hungary also changed the composition of its currency basket to 70% euro and 30% USD (formerly 70% German mark, 30% USD). Contrary to Poland's exchange rate policy, the National Bank of Hungary has not yet decided to allow for a more flexible exchange rate. The present +/-2.25 exchange rate band leaves very little scope for appreciation of the Hungarian forint.

     We expect that 1999 will be another good year for Central European debt markets, while Russia, together with some of its neighboring countries, will remain in crisis. Falling inflation is likely to lead to further interest rate cuts, mainly in Poland and Hungary. As a consequence, bond yields will again decline, though at a slower pace than in 1998. Our year-end currency allocation was as follows: Czech crown 26.8%, Hungarian forint 18.1%, Polish zloty 32.1%, Russian ruble 1.7%, and cash 21.3%.


Volker Wehrle
Fund Manager
January 15, 1999

[GRAPH GOES HERE]

                EASTERN EUROPEAN          BANK AUSTRIA-CREDITANSTALT
                DEBT FUND                EASTERN EUROPEAN BOND INDEX

09/01/97             $10,000.00           $10,000.00
12/31/97             $ 9,944.00           $ 9,630.00
12/31/97             $12,385.33           $ 6,955.00

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1998


Principal     Security Description                                       Market
Amount*                                                                   Value
---------     -----------------------------------------                 --------
              Bonds:                        78.70%

              CZECH CROWN:                  26.80%
8,000,000     Czech Republic 12.2% 15 Aug 2002
              Government Bond                                           $300,708
14,000,000    Deutsche Bank Finance NV 10.5% 21 Jan 2000
              Corporate Bond                                             471,680
20,000,000    ING Verzekeringen 10.625% 20 Jan 2000
              Corporate Bond                                             674,161
20,000,000    SBC Jersey 10.625% 28 Jan 1999
              Corporate Bond                                             665,634
                                                                         -------
                                                                       2,112,183
                                                                     -----------
              HUNGARY FORINT:               18.05%
25,000,000    Government of Hungary 21.0% 24 Oct 1999
              Government Bond                                            120,420
135,000,000   Government of Hungary 16.0% 12 May 2000
              Government Bond                                            636,018
140,000,000   Government of Hungary 14.0% 24 Jun 2002
              Government Bond                                            666,532
                                                                         -------
                                                                       1,422,970
                                                                       ---------
              POLISH ZLOTY:                 32.15%
3,000,000     Government of Poland 15.0% 12 Oct 1999
              Government Bond                                            862,051
2,100,000     Republic of Austria 19.25% 11 Jun 1999
              Government Bond                                            605,171
1,600,000     International Finance Company 0% 28 May 1999
              Supranational Bond                                         430,769
2,200,000     International Bank for Recon & Dev 19.5% 17 Jun 1999
              Supranational Bond                                         636,182
                                                                         -------
                                                                       2,534,173
                                                                       ---------
              RUSSIAN RUBLE:                 1.70%
4,000,000     International Finance Corp 25.0% 15 Apr 1999
              Corporate Bond                                             133,643
                                                                     -----------

              Total Investments:
              (Cost:$6,280,880)**                           78.70%     6,202,969
              Other assets, net                             21.30%     1,678,916
                                                          --------   -----------
                                                           100.00%    $7,881,885
                                                          ========   ===========


*  Stated in local currencies
** Cost for Federal income tax purposes is $6,280,880 and net unrealized depreciation consists of:

              Gross unrealized appreciation                           $ 484,280
              Gross unrealized depreciation                            (562,191)
                                                                    -----------
              Net unrealized depreciation                             $ (77,911)
                                                                    ===========
See Notes to Finanacial Statements

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------
ASSETS
Investments at value (identified cost of
$6,280,880 ) (Notes 1 & 3)                                            $6,202,969
Cash                                                                   1,142,478
Receivables:
   Capital stock sold                                     45,629
   Interest                                              448,137
                                                         -------
                                                                         493,766
   Deferred organizational costs                                          52,060
                                                                       ---------
TOTAL ASSETS                                                           7,891,273
                                                                       ---------

LIABILITIES
Payables:
   Capital stock redeemed                                 5,025
   Accrued expenses                                       4,363
                                                         -------
TOTAL LIABILITIES                                                          9,388
                                                                       ---------

NET ASSETS                                                            $7,881,885
                                                                       =========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE ($7,881,885 /  771,630 shares outstanding)                      $10.21
                                                                       =========

At December 31, 1998 there were 50,000,000 shares
of $.01 par value stock authorized and components of net
assets are:
   Paid in capital                                                    $7,994,587
   Net unrealized depreciation on investments and
    currency transactions                                              (112,702)
                                                                       ---------
   Net Assets                                                         $7,881,885
                                                                       =========

See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------
Investment income
 Interest                                                             $1,727,388
                                                                      ----------
Expenses:
   Investment managementfees (Note 2)                       154,111
   Custodian and accounting fees                             47,846
   Recordkeeping and administrative services (Note 2)        24,708
   Filing and registration fees (Note 2)                     17,338
   Organizational costs                                      14,230
   Shareholder servicing and reports (Note 2)                10,229
   Transfer agent fees (Note 2)                               9,859
   Legal and audit                                            8,713
   Other                                                      7,910
                                                           --------
   Total expenses                                                        294,944
   Management fee waiver (Note 2)                                       (50,475)
                                                                        --------
Expenses, net                                                            244,469
                                                                         -------
Net investment income                                                  1,482,919
                                                                        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments                                      249,642
   Net realized loss on forward currency contracts and
    foreign currency conversions                                        (67,044)
   Change in unrealized depreciation of
    investments and foreign currencies                                   443,033
                                                                        --------
   Net gain on investments                                               625,631
                                                                        --------
   Net increase in net assets resulting from operations               $2,108,550
                                                                        ========


See Notes to Financial Statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                      Year ended        to
                                                      December 31,  December 31,
                                                        1998              1997
                                                      ---------        ---------
OPERATIONS
   Net investment income                             $1,482,919         $378,510
   Net realized gain on investments and foreign
    currency transactions                               182,598           87,300
   Net change in unrealized depreciation on
    investments and foreign currencies                  443,033        (555,735)
                                                      ----------        --------
   Net increase (decrease) in net assets
    resulting from operations                         2,108,550         (89,925)

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income ($1.64 and $.24
    per share, respectively)                         (1,089,508)       (345,224)
   Realized gains on investments ($.21 and $.00
    per share, respectively)                           (139,510)            -

CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets resulting
    from capital share transactions**                (7,435,572)      14,873,074
                                                      ---------        ---------

   Net increase (decrease) in net assets              (6,556,040)     14,437,925

   Net assets at beginning of period                  14,437,925           --
                                                      -----------        -------

NET ASSETS at the end of the period
   (Includes undistributed net investment income of
    $0 and $120,586, respectively)                    $7,881,885     $14,437,925
                                                      ===========     ==========

**A summary of capital share transactions follows:

                          Year ended                      September 1,* to
                          December 31,                      December 31,
                              1998                              1997
                       -------------------                -----------------
                       Shares      Value                  Shares         Value
                       ------      -----                  ------         -----
Shares sold            193,930   $2,052,642            1,479,779     $14,800,400
Shares reinvested
from distributions     113,695    1,148,320               31,417         298,459
Shares redeemed     (1,024,536) (10,636,534)             (22,655)      (225,785)
                      --------    ---------              -------      ---------
Net increase
(decrease)            (716,911) ($7,435,572)           1,488,541     $14,873,074
                     ========== ============           =========     ===========

*Commencement of operations

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                                                 Year ended         September 1*
                                                 December 31,     to December 31
                                                      1998             1997
                                                     -----            ------
Per Share Operating Performance
Net asset value, beginning of period                 $9.70                $10.00
                                                     -----                ------
Income from investment operations
   Net investment income                              1.27                  0.26
   Net realized and unrealized gain (loss) on
    investments                                       1.09                (0.32)
                                                      -----               ------
Total from investment operations                      2.36                (0.06)
                                                      -----               ------
Less distributions
   Distributions from net investment income           (1.64)              (0.24)
   Distributions from capital gains                   (0.21)                0.00
                                                      -----               ------
Total Distributions                                   (1.85)              (0.24)
                                                      =====               ======
Net asset value, end of period                        $10.21               $9.70
                                                      =====               ======
Total Return                                          24.54%             (0.55%)

Ratios/Supplemental Data
Net assets, end of period (000's)                    $7,882              $14,438

Ratio to average net assets -(A)
   Expenses - (B)                                     1.98%              2.38%**
   Expenses - net (C)                                 1.98%              2.19%**
   Net investment income                             12.03%              8.28%**



*  Commencement ofoperations
** Annualized

(A) Management fee waivers reduced the expense ratio and increased the ratio of net investment income by .41% in 1998.

(B) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.

(C) Expense ratio - net reflects the effect of the custodian fee credits the Fund received.


See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1998
--------------------------------------------------------------------------------
NOTE 1-SIGNIFICANT  ACCOUNTING POLICIES--The Vontobel Eastern European Debt
Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in September, 1997 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The investment objective of the Fund is to seek to maximize total return from capital growth and income by investing in a carefully selected and continuously managed non-diversified portfolio consisting primarily of debt instruments issued by borrowers located in Eastern European countries.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Money market investments with a remaining maturity of less than sixty days are valued using the amortized cost method; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Those values are then translated into U.S. dollars at the current exchange rate. Securities for which a pricing agent is unable to supply a valuation and are valued on a consistent basis at fair market value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA, Inc.("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.


F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.

G. Distribution to Shareholders. Distribution from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, equalization, forwards and post-October capital and currency losses.

H. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA, Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $100 million of average daily net assets.

As  provided  in  the   Administrative   Agreement,   the  Fund  reimbursed
Commonwealth  Shareholder  Services,  Inc. ("CSS"),  its  administrative  agent,
$36,769 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $14,272 includes expense for its services for the year ended December 31, 1998.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $29,033 for the year ending December 31, 1998, representing 0.24% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS--Purchases and sells of securities other than short-term notes aggregated $2,345,687 and $8,558,484, respectively.

Report of Independent Certified Public Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of Vontobel Eastern European Debt Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and the period September 1, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Eastern European Debt Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and the period September 1, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 22, 1999
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Vontobel Fund Distributors
a division of First Dominion Capital Corp.
member firm NASD
1500 Forest Avenue, Suite 223
Richmond, Virginia 23229
Telephone (800) 527-9500